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Octel Corp. Appoints Executive Vice President

NEWARK, DELAWARE, September 6, 2005 - Octel Corp. (NYSE: OTL) today announced the appointment of Patrick Williams as Executive Vice President and President, Petroleum Specialties with effect from today's date. Octel Starreon was a joint venture between Octel Corp. and Starreon LLC for the sale of fuel additives. Octel Starreon became wholly owned by Octel Corp. in July 2004.

Mr Williams, a US citizen, joined Starreon in 1993 and was responsible for developing a strong sales function, which doubled sales within two years. He was instrumental in the formation of the joint venture with Octel to form Octel Starreon in 1999 and continued to drive sales and profitability before playing a key role in the subsequent acquisition by Octel Corp. of the joint venture. Since then, Mr Williams has been the CEO of Octel Starreon and the business has continued to deliver strong growth and profit.

Mr Williams has a science degree and a degree in industrial communication from the University of Colorado. He will continue to be based in Denver.

"We are delighted with the appointment of Patrick," said Paul Jennings, President and CEO of Octel Corp. "He has consistently delivered strong business performance and is an excellent addition to the senior management team of Octel."

Octel Corp., a Delaware corporation, is a global chemical company specializing in high performance fuel additives and special and effect chemicals. The company's strategy is to manage profitably and responsibly the decline in world demand for its major product -- tetraethyl lead (TEL) in gasoline -- through competitive differentiation and stringent product stewardship, to expand its Petroleum Specialties and Performance Chemicals businesses organically through product innovation and focus on customer needs, and to seek synergistic growth opportunities through joint venture, alliances, collaborative arrangements and acquisitions.

CAUTIONARY STATEMENT RELATIVE TO FORWARD-LOOKING STATEMENTS

Certain written and oral statements made by our Company and subsidiaries or with the approval of an authorized executive officer of our Company, including statements made in filings with the Securities and Exchange Commission, may constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Generally, the words "believe", "expect", "intend", "estimate", "project", "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. All statements which address operating performance, events or developments that we expect or anticipate will occur in the future - including statements relating to volume growth, share of sales or earnings per share growth, and statements expressing general optimism about future operating results - are forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. As and when made, management believes that these forward-looking statements are reasonable. However, caution should be taken not to place undue reliance on such forward-looking statements since such statements speak only as of the date when made. Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that actual results will not differ materially from our expectations. Among the risk factors which could cause actual results to differ materially from expectations are the risks and uncertainties discussed in the annual report on Form 10-K for the year ended December 31, 2004 and those described from time to time in the Company's other filings with the SEC. These include, without limitation, the timing of orders received from customers, the gain or loss of significant customers, the effects of changing government regulations and economic and market conditions, competition from other manufacturers and changes in the demand for our products, including the rate of decline in demand for TEL, and business and legal risks inherent in non-US activities, including political and economic uncertainty, import and export limitations and market risks related to changes in interest rates and foreign exchange rates, successful completion of planned disposals, the impact of changes in senior management, government investigations and material fines or other penalties resulting from its voluntary disclosure to OFAC, and the existence and impact of any deficiencies or material weaknesses or remedial actions taken by the Company in respect of a potential violation of the Code of Ethics by the former Chief Executive Officer which may have resulted in a potential violation of certain laws and regulations by the former Chief Executive Officer and the Company, and compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In addition, increases in the cost of product, changes in the market in general and significant changes in new product introduction could result in actual results varying from expectations. Should one or more of these risks materialize (or the consequences of such developments worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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